Exhibit 32.1

                 CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                    PURSUANT TO 18 U.S.C.SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906
                    OF THE SARBANES-OXLEY ACT OF 2002

I, Edward Wong, Chief Executive Officer of Bluestone Ventures Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Bluestone Ventures Inc., for the fiscal year ended August 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Bluestone Ventures Inc.


/s/ Edward Wong
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Edward Wong
Chief Financial Officer
April 7, 2004